Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 09/15/2003


Blended Coupon 5.4329%


Excess Protection Level
3 Month Average   6.65%
June, 2000   6.76%
May, 2000   7.16%
April, 2000   6.01%


Cash Yield18.75%


Investor Charge Offs 4.56%


Base Rate 7.43%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,607,972,797.02